As filed with the Securities and Exchange Commission on November 17, 2000
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrants  ☒
Check the appropriate box:
Filed by a Party other than the Registrant  ☐
☐ Preliminary Proxy Statement
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST (2 Series)
Merrill Lynch California Insured Municipal Bond Fund
Merrill Lynch California Municipal Bond Fund

MERRILL LYNCH GROWTH FUND

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST (2 Series)
Merrill Lynch California Limited Maturity Municipal Bond Fund
Merrill Lynch Florida Limited Maturity Municipal Bond Fund

MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST (17 Series)
Merrill Lynch Arizona Municipal Bond Fund
Merrill Lynch Arkansas Municipal Bond Fund
Merrill Lynch Colorado Municipal Bond Fund
Merrill Lynch Connecticut Municipal Bond Fund
Merrill Lynch Florida Municipal Bond Fund
Merrill Lynch Maryland Municipal Bond Fund
Merrill Lynch Massachusetts Municipal Bond Fund
Merrill Lynch Michigan Municipal Bond Fund
Merrill Lynch Minnesota Municipal Bond Fund
Merrill Lynch New Jersey Municipal Bond Fund
Merrill Lynch New Mexico Municipal Bond Fund
Merrill Lynch New York Municipal Bond Fund
Merrill Lynch North Carolina Municipal Bond Fund
Merrill Lynch Ohio Municipal Bond Fund
Merrill Lynch Oregon Municipal Bond Fund
Merrill Lynch Pennsylvania Municipal Bond Fund
Merrill Lynch Texas Municipal Bond Fund

MERRILL LYNCH WORLD INCOME FUND, INC.

(Name of Registrants as Specified In Their Charters)

SAME AS ABOVE

(Name of Persons) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

(4)	Proposed maximum aggregate value of transaction:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST (2 Series)
Merrill Lynch California Insured Municipal Bond Fund
Merrill Lynch California Municipal Bond Fund

MERRILL LYNCH GROWTH FUND

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST (2 Series)
Merrill Lynch California Limited Maturity Municipal Bond Fund
Merrill Lynch Florida Limited Maturity Municipal Bond Fund

MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST (17 Series)
Merrill Lynch Arizona Municipal Bond Fund
Merrill Lynch Arkansas Municipal Bond Fund
Merrill Lynch Colorado Municipal Bond Fund
Merrill Lynch Connecticut Municipal Bond Fund
Merrill Lynch Florida Municipal Bond Fund
Merrill Lynch Maryland Municipal Bond Fund
Merrill Lynch Massachusetts Municipal Bond Fund
Merrill Lynch Michigan Municipal Bond Fund
Merrill Lynch Minnesota Municipal Bond Fund
Merrill Lynch New Jersey Municipal Bond Fund
Merrill Lynch New Mexico Municipal Bond Fund
Merrill Lynch New York Municipal Bond Fund
Merrill Lynch North Carolina Municipal Bond Fund
Merrill Lynch Ohio Municipal Bond Fund
Merrill Lynch Oregon Municipal Bond Fund
Merrill Lynch Pennsylvania Municipal Bond Fund
Merrill Lynch Texas Municipal Bond Fund

MERRILL LYNCH WORLD INCOME FUND, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2000 ANNUAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON DECEMBER 21, 2000

To the Shareholders:

          NOTICE IS HEREBY GIVEN that an annual meeting of shareholders (each, a “Meeting” and collectively, the “Meetings”) of each of the above-listed investment companies (each, a “Fund,” which term includes the individual Series of the above-listed Series Trusts, and collectively, the “Funds”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, December 21, 2000, at the times specified in Exhibit A to this Combined Proxy Statement for the following purposes:

          (1)  To elect the Board Members (which term as used herein refers to both Directors and Trustees, as applicable) of each Fund until their successors have been duly elected and qualified or until their earlier resignation or removal;

(2) To consider and act upon a proposal to ratify the selection of independent auditors of each Fund;

(3) To consider and act upon a proposal to amend each Fund’s charter to permit the Board of Trustees of the applicable Fund to reorganize the Fund into a master/feeder structure; and

(4) To transact such other business as may properly come before any Meeting or any adjournment thereof.

          The Board of Trustees of each Fund has fixed the close of business on October 30, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the applicable Meeting or any adjournment thereof.

          A complete list of the shareholders of each Fund entitled to vote at the applicable Meeting will be available and open to the examination of any shareholder of that Fund for any purpose germane to that Meeting during ordinary business hours from and after December 7, 2000, at the office of each Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend any Meeting at which you may vote shares. Shareholders who do not expect to attend any such Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

          If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholder Communications Corporation, at 1-877-518-9410.

By Order of the Boards of Directors/Trustees

ALICE A. PELLEGRINO
Secretary of Merrill Lynch California Municipal Series Trust, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust and Merrill Lynch Multi-State Municipal Series Trust

ROBERT HARRIS
Secretary of Merrill Lynch World Income Fund, Inc.

LORI A. MARTIN
Secretary of Merrill Lynch Growth Fund

Plainsboro, New Jersey
Dated: November 17, 2000

COMBINED PROXY STATEMENT

MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST (2 Series)
Merrill Lynch California Insured Municipal Bond Fund
Merrill Lynch California Municipal Bond Fund

MERRILL LYNCH GROWTH FUND

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST (2 Series)
Merrill Lynch California Limited Maturity Municipal Bond Fund
Merrill Lynch Florida Limited Maturity Municipal Bond Fund

MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST (17 Series)
Merrill Lynch Arizona Municipal Bond Fund
Merrill Lynch Arkansas Municipal Bond Fund
Merrill Lynch Colorado Municipal Bond Fund
Merrill Lynch Connecticut Municipal Bond Fund
Merrill Lynch Florida Municipal Bond Fund
Merrill Lynch Maryland Municipal Bond Fund
Merrill Lynch Massachusetts Municipal Bond Fund
Merrill Lynch Michigan Municipal Bond Fund
Merrill Lynch Minnesota Municipal Bond Fund
Merrill Lynch New Jersey Municipal Bond Fund
Merrill Lynch New Mexico Municipal Bond Fund
Merrill Lynch New York Municipal Bond Fund
Merrill Lynch North Carolina Municipal Bond Fund
Merrill Lynch Ohio Municipal Bond Fund
Merrill Lynch Oregon Municipal Bond Fund
Merrill Lynch Pennsylvania Municipal Bond Fund
Merrill Lynch Texas Municipal Bond Fund

MERRILL LYNCH WORLD INCOME FUND, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011

2000 ANNUAL MEETINGS OF SHAREHOLDERS

December 21, 2000

INTRODUCTION

          This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards (which term as used herein refers to the Board of Trustees or the Board of Directors, as applicable) of the above-listed funds (each, a “Fund,” which term includes the individual Series of the above-listed Series Trusts, and collectively, the “Funds”) to be voted at the 2000 Annual Meeting of Shareholders of each Fund (each, a “Meeting” and collectively, the “Meetings”), to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, December 21, 2000 at the times specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is November 20, 2000.

          Each Fund is organized either as a Maryland corporation or as a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock of a Fund and shares of beneficial interest of a Fund are referred to herein as “shares” or “Common Stock,” holders of shares or Common Stock are referred to as “shareholders,” the trustees or directors of each Fund are referred to as “Board Members,” the investment adviser or manager of each Fund is referred to as the “Investment Adviser,” and each Fund’ s Articles of Incorporation or Declaration of Trust is referred to as its “charter.” Please see Exhibit A to this Combined Proxy Statement for certain information relating to each Fund.

          All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

1) “FOR” the election of the Board Member nominees of each Fund;

2) “FOR” the ratification of the selection of Deloitte & Touche LLP (“D&T”), as independent auditors; and

3) “FOR” the approval of a charter amendment permitting each Board to reorganize the applicable Fund into a master/feeder structure.

          Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the applicable Meeting.

          The Board of each Fund has fixed the close of business on October 30, 2000 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of Common Stock as indicated in Exhibit A hereto. Except as set forth in Exhibit A to this Combined Proxy Statement, to the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the Fund’s outstanding Common Stock or more than five percent of the outstanding Common Stock of any Series.

          The Board Members of each Fund know of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting that will be presented for consideration at the applicable Meeting. If any other matter is properly presented at a Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

ITEM 1:    ELECTION OF BOARD MEMBERS

          At the Meetings, the Board Members of each Fund will be elected to serve until their successors are elected and qualified or until their earlier resignation or removal.

          It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the Board Member nominees listed below. Certain biographical and other information relating to the Board Member nominees is set forth below. Additional information relating to the Board Member nominees is set forth in Exhibit A to this Combined Proxy Statement.

Name and Address of Nominees	Age	Principal Occupation During Past Five Years and Public Directorships (1)
Terry K. Glenn(1)* P.O. Box 9011 Princeton, New Jersey 08543-9011	60	Executive Vice President of Fund Asset Management, L.P.
(“FAM”) and MLIM (the terms FAM and MLIM, as used
herein, include their corporate predecessors) since 1983;
Executive Vice President and Director of Princeton
Services, Inc. (“Princeton Services”) since 1993;
President of FAM Distributors, Inc. (“FAMD”) since
1986 and Director thereof since 1991; President of
Princeton Administrators, L.P. since 1988.

James H. Bodurtha(1)(2) 36 Popponesset Road Cotuit, Massachusetts 02635	56	Director and Executive Vice President, The China
Business Group, Inc. since 1996; Chairman and Chief
Executive Officer, China Enterprise Management
Corporation from 1993 to 1996; Chairman, Berkshire
Corporation since 1980; Partner, Squire, Sanders &
Dempsey from 1980 to 1993.

Herbert I. London(1)(2) 2 Washington Square Village New York, New York 10012	61	John M. Olin Professor of Humanities, New York
University since 1993 and Professor thereof since 1980;
President, Hudson Institute since 1997 and Trustee thereof
since 1980; Dean, Gallatin Division of New York
University from 1976 to 1993; Distinguished Fellow,
Herman Kahn Chair, Hudson Institute from 1984 to 1985;
Director, Damon Corp. from 1991 to 1995; Overseer,
Center for Naval Analyses from 1983 to 1993; Limited
Partner, Hypertech LP from 1996 to 1997.

Joseph L. May(1)(2) 424 Church Street Suite 2000 Nashville, Tennessee 37219	71	Attorney in private practice since 1984; President, May
and Athens Hosiery Mills Division, Wayne-Gossard
Corporation from 1954 to 1983; Chairman, The May
Corporation (personal holding company) from 1972 to
1983; Director, Signal Apparel Co. from 1972 to 1989.

André F. Perold(1)(2) Morgan Hall Soldiers Field Boston, Massachusetts 02163	48	Sylvan C. Coleman Professor of Financial Management,
Harvard Business School since 1993 and Professor from
1989 to 1993; Trustee, The Common Fund since 1989;
Director, Quantec Limited 1991 to 1999; Director, TIBCO
from 1994 to 1996; Director, Genbel Securities Limited
and Gensec Bank since 1999; Director, Gensec Asset
Management since 2000; Director, Bulldogresearch.com
since 2000; Director, Stockback.com since 2000.

Name and Address of Nominees	Age	Principal Occupation During Past Five Years and Public Directorships (1)
Roberta Cooper Ramo(1)(2) P.O. Box 2168 500 Fourth Street, N.W. Albuquerque, New Mexico 87103	58	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A.
since 1993; President, American Bar Association from
1995 to 1996 and Member of the Board of Governors
thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo,
Attorneys at Law, P.C. from 1977 to 1993; Director,
Coopers, Inc. since 1999; Director, United New Mexico
Bank (now Wells Fargo) from 1983 to 1988; Director,
First National Bank of New Mexico (now First Security)
from 1975 to 1976.

(1)
Each of the Board Member nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. See “Compensation of Board Members” and Exhibit A to this Combined Proxy Statement.

(2)
Member of the Audit and Nominating Committee of each Fund on which he or she currently serves as a Board Member and will be a member of the Audit and Nominating Committee of each Fund to which he or she is elected as a Board Member. See Exhibit A to this Combined Proxy Statement.

*	Interested person, as defined in the Investment Company Act of 1940, as amended, of each Fund.

          The Board of each Fund knows of no reason why any of the Board Member nominees listed above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

          Committee and Board Meetings.    The Board of each Fund has a standing Audit and Nominating Committee (the “Committee”), which consists of Board Members who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund’s independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee also reviews and nominates candidates to serve as non-interested Board Members. The Committee generally will not consider nominees recommended by shareholders of a Fund. The non-interested Board Members have retained independent legal counsel to assist them in connection with these duties.

          During each Fund’s most recently completed fiscal year, each of the Board Members then in office attended at least 75% of the total number of meetings of the Board of that Fund held during the fiscal year and, if a member, of the total number of meetings of the Committee held during the period for which he or she served. For more information about Committee and Board meetings, see Exhibit A to this Combined Proxy Statement.

          Interested Persons.    Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with the Investment Adviser and its affiliates. Mr. Glenn is the President of each Fund.

          Compensation of Board Members.    The Investment Adviser pays all compensation to all officers of each Fund and all Board Members of each Fund who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. Each Fund pays fees to each Board Member who is not affiliated with the Investment Adviser (each, a “non-affiliated Board Member”) for service to the Fund. Each non-affiliated Board Member receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies advised by the Investment Adviser (“ MLIM/FAM-advised funds”). The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-affiliated Board Member receives a fee per in-person Board meeting attended and per in-person Committee meeting attended. The annual per meeting fees paid to each non-affiliated Board Member aggregate $60,000 for all MLIM/FAM-advised funds for which that Board Member serves and are allocated equally among those funds. Each Fund also reimburses the non-affiliated Board Members for actual out-of-pocket expenses relating to attendance at meetings. Information relating to the aggregate fees and expenses paid by each Fund to its non-affiliated Board Members during each Fund’s most recently completed fiscal year is set forth in Exhibit A to this Combined Proxy Statement.

          Officers of the Funds.    Information relating to the officers of each Fund is set forth in Exhibit A to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

          Stock Ownership.    Information relating to the number of shares of each Fund owned by the Board Member nominees is set forth in Exhibit A to this Combined Proxy Statement. As of the Record Date, the Board Members and officers of each Fund as a group owned an aggregate of less than 1% of the Common Stock of each Fund outstanding at such date. At such date, Mr. Glenn, President and a Board Member of each Fund, and Arthur Zeikel, a Board Member of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

          Each Board recommends that its respective shareholders vote FOR the election of the Board Member nominees.

ITEM 2:    SELECTION OF INDEPENDENT AUDITORS

          The Board of each Fund, including a majority of the Board Members who are not interested persons of the Fund within the meaning of the Investment Company Act, has selected D&T as the Fund’s independent auditors to examine the financial statements of the Fund for the Fund’s fiscal year as set forth in the following chart. None of the Funds knows of any direct or indirect financial interest of such auditors in any Fund. Such appointment is subject to ratification or rejection by the shareholders of each respective Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such Fund’s auditors.

Fund	Fiscal Year Ending
Merrill Lynch California Municipal Series Trust	August 31, 2001
Merrill Lynch Growth Fund	October 31, 2001
Merrill Lynch Multi-State Limited Maturity Municipal Series Trust	July 31, 2001
Merrill Lynch Multi-State Municipal Series Trust(1)	July 31, 2001
Merrill Lynch Multi-State Municipal Series Trust (2)	September 30, 2001
Merrill Lynch World Income Fund, Inc.	December 31, 2001

(1)	All Series of Merrill Lynch Multi-State Municipal Series Trust except Merrill Lynch New York Municipal Bond Fund.
(2)	Merrill Lynch New York Municipal Bond Fund only.

          D&T also acts as independent auditors for ML & Co. and most of its subsidiaries, including the Investment Adviser, and for most other investment companies for which MLIM and FAM act as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by them from each applicable Fund. The Board of each Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each applicable Fund.

          Representatives of D&T are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

          Each Board recommends that its respective shareholders vote FOR the ratification of the selection of D&T as independent auditors for that Fund.

ITEM 3:    APPROVAL OR DISAPPROVAL OF CHARTER AMENDMENT TO PERMIT
REORGANIZATION OF A FUND INTO A MASTER/FEEDER STRUCTURE

          The Board of each Fund proposes to amend the charter of the applicable Fund to add a provision that would give the Board the power to transfer all or substantially all of the assets of a Fund to another entity known in the investment company industry as a master fund in a “master/feeder” structure. By voting in favor of this provision, shareholders of a Fund are authorizing the applicable Board to reorganize a Fund into a master/feeder structure if the Board believes the structure is in the best interests of the Fund and its shareholders. Copies of the forms of charter amendment for the Funds are attached to this Combined Proxy Statement as Exhibit B.

          Merrill Lynch World Income Fund, Inc. (“World Income Fund”) is organized as a Maryland corporation. Generally, the transfer of all or substantially all of the assets of a Maryland corporation to another entity requires the approval of the shareholders of that Maryland corporation. Maryland law permits the transfer of all or substantially all of the assets of a Maryland corporation to a wholly owned subsidiary without the approval of the corporation’s shareholders. In certain circumstances, however, the Investment Adviser may propose a master/feeder structure for a Fund organized as a Maryland corporation where the master fund would not be a wholly owned subsidiary of such Fund immediately after the transfer of the Fund’s assets to the master fund. Therefore, World Income Fund is seeking shareholder approval of a charter amendment that would permit such a transfer of assets to a master fund in exchange for shares or other beneficial interests in that master fund without shareholder approval (even if such master fund is not a wholly owned subsidiary of World Income Fund). The charter amendment for World Income Fund would also clarify the manner in which World Income Fund would operate in a master/feeder structure.

          Merrill Lynch California Municipal Series Trust, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust (each, a “Series Trust” and collectively, the “Series Trusts”) and Merrill Lynch Growth Fund (“Growth Fund” and, collectively with the Series Trusts, the “ Trusts”) are each organized as a Massachusetts business trust. The charters governing each Trust generally require shareholder approval before a Trust transfers its assets to a master fund in order to reorganize into a master/feeder structure. Accordingly, each Trust is seeking shareholder approval of a charter amendment that would permit each Fund’s Board to authorize such a transfer of assets to a master fund in exchange for shares or other beneficial interests in that master fund without shareholder approval.

          In a master/feeder structure, a fund (the “Feeder Fund”) sells its shares to public investors under the terms of its prospectus. Instead of investing the money it obtains from such sales directly in securities and other investments, however, the Feeder Fund invests all of those assets in another fund (the “Master Fund”) in return for shares or beneficial interests in that Master Fund. The Master Fund will have substantially the same investment objective and policies as the Feeder Fund. The Master Fund then invests the assets received from the Feeder Fund in a portfolio of securities and other investments. Because the shareholders of the Feeder Fund own an indirect interest in the Master Fund, their investment has the same performance as the Master Fund’s portfolio.

          Since any number of Feeder Funds can invest their assets in a single Master Fund, a master/feeder structure permits greater pooling of assets than does a stand alone fund. This ability to pool assets may, in turn, allow the Master Fund to achieve increased economies of scale and efficiencies in portfolio management. The master/feeder structure may also permit greater investor access to a single Master Fund portfolio, since any number of separate Feeder Funds with separate identities, management, fee structures and/or distribution channels can all invest in the same Master Fund.

          An existing fund could convert to a Feeder Fund by (i) selling all of its investments and then purchasing shares of a Master Fund, an approach that involves brokerage and other transaction costs and the realization of taxable gain or loss, or (ii) by contributing its assets to the Master Fund in return for shares or beneficial interests in such Master Fund and avoiding transaction costs and, if proper procedures are followed, avoiding the realization of taxable gain or loss. Approval of this Item 3 by the shareholders of a Fund would permit the applicable Board to convert the Fund to a Feeder Fund by using either alternative discussed in the preceding sentence. It is expected that each Fund that converts to a Feeder Fund will do so by transferring its assets to the applicable Master Fund in exchange for shares or beneficial interests in such Master Fund.

          The Investment Adviser believes that, generally, the larger the pool of assets, the more efficiently and cost-effectively it can be managed. Because a Master Fund may pool the assets of multiple Feeder Funds, the master/feeder structure provides an effective means of creating larger asset pools. Whether the Board of a particular Fund exercises its discretionary authority to reorganize the Fund into a master/feeder structure would depend upon the existence of appropriate opportunities to pool the Fund’s assets with those of other Feeder Funds. There are no current plans to effect such a conversion for any of the Funds. As discussed above, the primary purpose of reorganizing into a master/feeder structure would be to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and distribution channels at the Feeder Fund level. The Board’s decision to convert a Fund into a Feeder Fund would be based upon the Board’s determination that it would be in the best interests of both the Fund and its shareholders.

           Because investment advisory services are provided at the Master Fund level, a Fund will no longer have an investment adviser if it converts to a Feeder Fund. Each Master Fund will pay its investment adviser an investment advisory fee based upon the net assets of that Master Fund. A Feeder Fund may have its own administrator in a master/feeder structure. If a Fund converts to a master/feeder fund structure, whenever the Master Fund holds a vote of its Feeder Funds, the Fund will either pass the vote through to its own shareholders or vote the shares of the Master Fund held by it in the same proportion as the votes of all other Feeder Funds. If some of the Feeder Funds are larger than the Fund, these other Feeder Funds would have more voting power than the Fund over the operations of the Master Fund.

          Shareholders of the Funds are not entitled to appraisal rights under applicable state law in connection with the master/feeder charter amendments.

          The Board recommends that the respective shareholders of each Fund vote FOR the proposal to approve the charter amendment to permit the reorganization of each such Fund into a master/feeder structure.

ADDITIONAL INFORMATION

          The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Funds.

          Assuming a quorum is present, approval of Items 1, 2 and 3 will require the affirmative vote of shareholders holding at least the percentage of shares indicated in the chart below.

	Item 1.	Item 2.	Item 3.
Fund	Election of Board Members	Ratification of Selection of Independent Auditors	Approval of a Charter Amendment to Permit the Reorganization of the Fund Into a Master/ Feeder Structure
Merrill Lynch California Municipal Series Trust	Affirmative vote of a majority of the shares of each Series represented at the Meeting	Affirmative vote of a majority of the shares of each Series represented at the Meeting	Affirmative vote of two- thirds of the outstanding shares of each Series

Merrill Lynch Growth Fund	Affirmative vote of a majority of the shares represented at the Meeting	Affirmative vote of a majority of the shares represented at the Meeting	Affirmative vote of two- thirds of the outstanding shares

Merrill Lynch Multi-State Limited Maturity Municipal Series Trust	Affirmative vote of a majority of the shares of each Series represented at the Meeting	Affirmative vote of a majority of the shares of each Series represented at the Meeting	Affirmative vote of a majority of the outstanding shares of each Series

Merrill Lynch Multi-State Municipal Series Trust	Affirmative vote of a majority of the shares of each Series represented at the Meeting	Affirmative vote of a majority of the shares of each Series represented at the Meeting	Affirmative vote of two- thirds of the outstanding shares of each Series

Merrill Lynch World Income Fund, Inc.	Affirmative vote of a majority of votes cast	Affirmative vote of a majority of votes cast	Affirmative vote of a majority of the outstanding shares

          For World Income Fund, a quorum consists of a majority of the shares entitled to vote at the Meeting for World Income Fund, present in person or by proxy. For Growth Fund, a quorum consists of one-third of the outstanding shares, present in person or by proxy, at the Meeting for Growth Fund. For each Series Trust, a quorum consists of one-third of the outstanding shares of each Series, present in person or by proxy, at the applicable Meeting.

          If, by the time scheduled for a Meeting, a quorum of the shareholders is not present or if a quorum is present but sufficient votes to take action with respect to the proposals are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the Meetings to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned.

          The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the Fund’s shareholders.

           All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings or any adjournment thereof in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted:

1) “FOR” the election of the Fund’s Board Member nominees;

2) “FOR” the ratification of the selection of Deloitte & Touche LLP as independent auditors; and

3) “FOR” the approval of a charter amendment permitting the Board to reorganize the Fund into a master/feeder structure.

          In order to obtain the necessary quorum at the Meetings, supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers of the Funds. The Funds have retained Shareholder Communications Corporation 1-877-518-9410 to aid in the solicitation of proxies, at an aggregate cost to be allocated among the Funds of approximately $80,500, plus out-of-pocket expenses.

          Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of each Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board Members (Item 1), the ratification of the selection of independent auditors (Item 2) and the proposed charter amendment (Item 3), if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. MLPF&S has advised each Fund that it intends to vote shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, on Item 1, Item 2 and Item 3 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 and Item 2 for World Income Fund. Abstentions and broker non-votes will have the same effect as a vote against Item 3 for World Income Fund and Items 1, 2 and 3 for each Trust.

Address of Investment Adviser

          The principal office of the Investment Adviser is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

          Each Fund will furnish, without charge, a copy of its annual report for the Fund’s last fiscal year and a copy of its most recent semi-annual report to any shareholder upon request. Such requests should be directed to the attention of the Secretary of the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, or to 1-800-456-4587 ext. 123.

Shareholders’ Meetings

          The charters of the Funds do not require that the Funds hold annual meetings of shareholders. Each Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Fund. Each Fund also would be required to hold a shareholders’ meeting to elect new Board Members at such time as less than a majority of the Board Members holding office have been elected by shareholders. The by-laws of World Income Fund provide that a shareholders’ meeting may be called at any time by a majority of the Board Members, the President, or on the written request of the holders of at least 25% of the outstanding shares of World Income Fund entitled to vote at such meeting. The charter of Growth Fund provides that a shareholders’ meeting may be called at any time by a majority of the Board Members and shall be called by any Board Member upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of such Fund having voting rights. The charter of each Series Trust provides that a shareholders’ meeting may be called at any time by a majority of the Board Members and shall be called by any Board Member upon written request of shareholders of any Series holding in the aggregate not less than 10% of the outstanding shares of such Series having voting rights.

Shareholder Proposals

          A shareholder proposal intended to be presented at any subsequent meeting of the shareholders of a Fund must be received by that Fund in a reasonable time before the applicable Board’s solicitation relating to such meeting is to be made in order to be considered in that Fund’s proxy statement and form of proxy relating to such meeting.

By Order of the Boards of Directors/Trustees

ALICE A. PELLEGRINO
Secretary of Merrill Lynch California Municipal Series Trust, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust and Merrill Lynch Multi-State Municipal Series Trust

ROBERT HARRIS
Secretary of Merrill Lynch World Income Fund, Inc.

LORI A. MARTIN
Secretary of Merrill Lynch Growth Fund

Dated: November 17, 2000

EXHIBIT A

          Defined Terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which this Exhibit A is attached.

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Defined Term Sometimes Used in this Exhibit A	Fiscal Year End		State of Organization	Meeting Time
Merrill Lynch California Municipal Series Trust*	ML California	8/31		MA	9:00 a.m.
Merrill Lynch Growth Fund	ML Growth	10/31		MA	9:30 a.m.
Merrill Lynch Multi-State Limited Maturity Municipal Series Trust**	ML Limited Maturity	7/31		MA	10:00 a.m.
Merrill Lynch Multi-State Municipal Series Trust***	ML Multi-State	7/31	†	MA	10:30 a.m.
Merrill Lynch World Income Fund, Inc.	ML World Income	12/31		MD	11:00 a.m.

*	Consists of two series: Merrill Lynch California Municipal Bond Fund (“CA Muni Bond”) and Merrill Lynch California Insured Municipal Bond Fund (“CA Ins Muni Bond”).
**	Consists of two series: Merrill Lynch California Limited Maturity Municipal Bond Fund (“CA Ltd Maturity”) and Merrill Lynch Florida Limited Maturity Municipal Bond Fund (“FL Ltd Maturity”).
***
Consists of 17 series: Merrill Lynch Arizona Municipal Bond Fund (“AZ Muni Bond”); Merrill Lynch Arkansas Municipal Bond Fund (“AK Muni Bond”); Merrill Lynch Colorado Municipal Bond Fund (“CO Muni Bond”); Merrill Lynch Connecticut Municipal Bond Fund (“CT Muni Bond”); Merrill Lynch Florida Municipal Bond Fund (“FL Muni Bond”); Merrill Lynch Maryland Municipal Bond Fund (“MD Muni Bond”); Merrill Lynch Massachusetts Municipal Bond Fund (“MA Muni Bond”); Merrill Lynch Michigan Municipal Bond Fund (“MI Muni Bond”); Merrill Lynch Minnesota Municipal Bond Fund (“MN Muni Bond”); Merrill Lynch New Jersey Municipal Bond Fund (“NJ Muni Bond”); Merrill Lynch New Mexico Municipal Bond Fund (“NM Muni Bond”); Merrill Lynch New York Municipal Bond Fund (“NY Muni Bond”); Merrill Lynch North Carolina Municipal Bond Fund (“NC Muni Bond”); Merrill Lynch Ohio Municipal Bond Fund (“OH Muni Bond”); Merrill Lynch Oregon Municipal Bond Fund (“OR Muni Bond”); Merrill Lynch Pennsylvania Municipal Bond Fund (“PA Muni Bond”); and Merrill Lynch Texas Municipal Bond Fund (“TX Muni Bond”).

†	For all Series of ML Multi-State except for NY Muni Bond, which has a fiscal year end of 9/30.

Fund	Shares Outstanding as of the Record Date
Merrill Lynch California Municipal Series Trust
CA Ins Muni Bond	6,441,127
CA Muni Bond	38,334,857
Merrill Lynch Growth Fund	103,719,383
Merrill Lynch Multi-State Limited Maturity Municipal Series Trust
CA Ltd Maturity	623,010
FL Ltd Maturity	1,231,836
Merrill Lynch Multi-State Municipal Series Trust
AZ Muni Bond	4,978,551
AK Muni Bond	536,631
CO Muni Bond	1,453,205
CT Muni Bond	5,242,376
FL Muni Bond	16,245,013
MD Muni Bond	2,514,499
MA Muni Bond	4,456,500
MI Muni Bond	5,211,594
MN Muni Bond	3,819,738
NJ Muni Bond	12,204,107
NM Muni Bond	488,407
NY Muni Bond	26,301,883
NC Muni Bond	3,549,112
OH Muni Bond	4,797,296
OR Muni Bond	1,335,703
PA Muni Bond	8,683,936
TX Muni Bond	3,743,660
Merrill Lynch World Income Fund, Inc.	31,175,966

          Except as set forth below, as of the Record Date, no person is a beneficial owner of more than five percent of the shares of any Fund or any Series, as applicable.

	Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned as of the Record Date
Name of Fund/Series		Number	Percent of Total
AK Muni Bond	James O. Ward 1900 Reservoir Road #53T Little Rock, Arkansas 72227	47,261	8.81%

CA Ltd Maturity	John L. Love TTEE UAD 6/4/82 By John L. Love P.O. Box 305 Pebble Beach, California 93953	236,439	37.95%

FL Ltd Maturity	Gale Young McBride P.O. Box 9229 Fort Meyers, Florida 33902	100,201	8.13%

MI Muni Bond	J. Lawrence Tushman TTEE/UA DTD 3/20/1984 By J. Lawrence Tushman 358 Lakewood Drive Bloomfield, Michigan 48304	273,499	5.25%

Information Pertaining to Board Member Nominees

          As of the Record Date, none of the Board Member nominees held shares of the Funds except as set forth in the table below:

Nominee	Fund/Series and Class	No. of Shares Held
Terry K. Glenn	ML Growth	3,599
James H. Bodurtha	ML Growth	742
Herbert London	ML Growth	1,438
	ML NY Muni Bond	3,455
	ML World Income	4,040
Joseph L. May	ML Growth	936
	ML CA Muni Bond	1,000
	ML World Income	1,000
	ML NY Muni Bond	1,000
André F. Perold	ML World Income	7,924
Arthur Zeikel	ML Growth	375

          Set forth below is information about the year in which each nominee became a Board Member for the Funds on whose Board he or she serves.

Fund	Bodurtha	Glenn	London	May	Perold	Ramo*
ML California	1995	1999	1987	1987	1985	N/A
ML Growth	1995	1999	1987	1987	1987	N/A
ML Limited Maturity	1995	1999	1993	1993	1993	N/A
ML Multi-State	1995	1999	1987	1987	1985	N/A
ML World Income	1995	1999	1988	1988	1988	N/A

*	Ms. Ramo is not currently a Board Member of any of the Funds.

          Set forth in the table below is information regarding Board and committee meetings held, and the aggregate fees and expenses paid by each Fund to non-affiliated Board Members during each Fund’s most recently completed fiscal year.

	Board			Audit
Fund	Number of Meetings Held*	Annual Fee**	Per Meeting Fee***	Number of Meetings Held*	Per Meeting Fee***	Aggregate Fees and Expenses
ML California	5	$ 7,927	$ 465	4	$ 233	$40,612
ML Growth	5	$18,401	$ 227	5	$ 114	$45,626
ML Limited Maturity	4	$ 6,072	$ 465	4	$ 233	$30,283
ML Multi-State	4	$16,332	$3,953	4	$1,977	$96,870
ML World Income	5	$ 6,000	$ 500	4	$ 250	$45,568

*	Includes meetings held via teleconferencing equipment.
**
Each non-affiliated Board Member receives an aggregate annual retainer of $100,000 for his or her services to certain MLIM/FAM-advised funds. The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund.

***
The fee is payable for each meeting attended in person. No fee is paid for telephonic meetings. The annual per meeting fees paid to each non-affiliated Board Member aggregate $60,000 for all MLIM/FAM-advised funds for which that Board Member serves and are allocated equally among those funds.

           Set forth in the table below is information regarding compensation paid by each Fund to the non-affiliated Board Members during each Fund’s most-recently completed fiscal year.

	Compensation Paid by Each Fund*
Fund	Bodurtha	London	May	Perold	Ramo**
ML California	$ 10,822	$ 10,822	$ 10,822	$ 10,822	$0
ML Growth	$ 20,190	$ 20,190	$ 20,190	$ 20,190	$0
ML Limited Maturity	$ 8,967	$ 8,967	$ 8,967	$ 8,967	$0
ML Multi-State	$ 31,193	$ 31,193	$ 31,193	$ 31,193	$0
ML World Income.	$ 9,000	$ 9,000	$ 9,000	$ 9,000	$0

*	No pension or retirement benefits are accrued as part of Fund expenses.
**	Ms. Ramo is not currently a Board Member of any of the Funds.

          Set forth in the table below is information regarding the aggregate compensation paid by all MLIM/FAM-advised funds to the non-affiliated Board Members for the year ended December 31, 1999.

Name of Non-Affiliated Board Member	Aggregate Compensation Paid to Board Members by MLIM/FAM Advised Funds (1)
James H. Bodurtha	$133,500
Herbert I. London	$133,500
Joseph L. May	$133,500
André F. Perold	$133,250
Roberta Cooper Ramo	$ 9,000	(2)

(1)
The non-affiliated Board Members serve on the boards of MLIM/FAM-advised funds as follows: Mr. Bodurtha (32 registered investment companies consisting of 44 portfolios); Mr. London (32 registered investment companies consisting of 44 portfolios); Mr. May (32 registered investment companies consisting of 44 portfolios); Mr. Perold (32 registered investment companies consisting of 44 portfolios); and Ms. Ramo (26 registered investment companies consisting of 20 portfolios).

(2)	Ms. Ramo was appointed a Board Member of certain MLIM/FAM advised funds on December 15, 1999.

Information Pertaining to Officers

Name	Age	Principal Occupation During Past Five Years
Terry K. Glenn	60	Executive Vice President of MLIM and FAM since 1983; Executive
Vice President and Director of Princeton Services since 1993;
President of FAMD since 1986 and Director thereof since 1991;
		President of Princeton Administrators, L.P. since 1988.

Donald C. Burke	40	First Vice President of MLIM and FAM since 2000; Treasurer of
MLIM and FAM since 1999; Senior Vice President of MLIM and
FAM from 1999 to 2000; Senior Vice President and Treasurer of
Princeton Services since 1999; Vice President of FAMD since 1999;
First Vice President of MLIM from 1997 to 1999; Vice President of
		MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

Vincent R. Giordano	54	Managing Director of MLIM since 2000; Senior Vice President of FAM and MLIM from 1984 to 2000; Portfolio Manager of FAM and MLIM since 1977; Senior Vice President of Princeton Services since 1993.

Name	Age	Principal Occupation During Past Five Years
Robert C. Doll, Jr.	45	Senior Vice President of MLIM and FAM since 1999, Senior Vice
President of Princeton Services since 1999; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President
		thereof from 1991 to 1999.

Joseph T. Monagle, Jr.	51	Senior Vice President of MLIM and FAM since 1990; Department Head of the Global Fixed Income Division of MLIM and FAM since 1997; Senior Vice President of Princeton Services since 1993.

Steven I. Silverman	50	First Vice President of MLIM since 1997; Senior Portfolio Manager at MLIM since 1983; Vice President of MLIM from 1983 to 1997.

Robert Harris	47	First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; attorney associated with MLIM since 1980; Secretary of FAM since 1982.

Kenneth A. Jacob	48	First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.

Vincent T. Lathbury, III	59	First Vive President of MLIM since 1997; Vice President of MLIM from 1982 to 1997; Portfolio Manager of MLIM since 1982.

Edward Andrews	40	Vice President of MLIM since 1991; investment officer in the Private Banking Division of Citibank, N.A. from 1982 to 1991.

William R. Bock	63	Vice President of MLIM since 1989.

Robert A. DiMella, CFA	32	Vice President of MLIM since 1997; Assistant Vice President of MLIM from 1995 to 1997; Assistant Portfolio Manager of MLIM from 1993 to 1995.

Michael Kalinoski	30	Vice President and Portfolio Manager of MLIM since 1999; head
Municipal Bond Trader with Strong Funds from 1996 to 1999 and a member of the municipal bond investment team of Strong Funds from
		1993 to 1996.

Lori A. Martin	38	Director (Legal Advisory) of MLIM since 1998; Attorney in private practice from 1989 to 1998.

Alice A. Pellegrino	40	Vice President of MLIM since 1999; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

Roberto W. Roffo	35	Vice President of MLIM since 1996; Portfolio Manager with MLIM since 1992.

Fred K. Steube	50	Vice President of MLIM since 1989.

Robert D. Sneeden	48	Assistant Vice President and Portfolio Manager of MLIM since 1994; Vice President of Lehman Brothers from 1990 to 1994.

Theodore R. Jaeckel, Jr.	41	Director (Municipal Tax-Exempt Fund Management) of MLIM since 1997; Vice President of MLIM since 1991.

Walter O’Connor	39	Director (Municipal Tax-Exempt) of MLIM since 1997; Vice President of MLIM from 1993 to 1997.

           Set forth in the table below are the names of the officers of each Fund, and the years in which they were first elected to their respective offices.

Name	Office	Merrill Lynch California Municipal Series Trust	Merrill Lynch Growth Fund	Merrill Lynch Multi-State Limited Maturity Municipal Series Trust	Merrill Lynch Multi-State Municipal Series Trust	Merrill Lynch World Income Fund, Inc.
Terry K. Glenn*	President	1985	1987	1993	1985	1988
Robert C. Doll	Senior Vice President	—	1999	—	—	2000
Vincent R. Giordano	Senior Vice President	1985	—	1993	1985	—
Donald C. Burke	Vice President	1993	1993	1993	1993	1993
	Treasurer	1999	1999	1999	1999	1999
Vincent T. Lathbury, III	Senior Vice President	—	—	—	—	1998
Joseph T. Monagle	Senior Vice President	—	—	—	—	1997
Steven I. Silverman	Senior Vice President	—	1999	—	—	—
Kenneth A. Jacob	Vice President	1986	—	1993	1986	—
Edward J. Andrews	Vice President	—	—	1993	—	—
Walter O’Connor	Vice President	—	—	—	1998	—
William R. Bock	Vice President	—	—	—	1997	—
Robert A. DiMella, CFA	Vice President	—	—	—	1998	—
Michael Kalinoski	Vice President	—	—	—	1999	—
Roberto W. Roffo	Vice President	—	—	—	1998	—
Robert D. Sneeden	Vice President	—	—	—	1997	—
Theodore R. Jaeckel, Jr.	Vice President	—	—	—	1997	—
Robert C. Harris	Secretary	—	—	—	—	1999
Lori A. Martin	Secretary	—	1999	—	—	—
Alice A. Pellegrino	Secretary	1999	—	1999	1999	—

*	Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.
EXHIBIT B

MERRILL LYNCH WORLD INCOME FUND, INC.

FORM OF ARTICLES OF AMENDMENT TO THE
ARTICLES OF INCORPORATION

          MERRILL LYNCH WORLD INCOME FUND, INC., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland that:

          FIRST:    The charter of the Corporation is hereby amended by deleting Article III, Section (2) in its entirety and inserting the following in lieu thereof:

          “(2) To hold, invest and reinvest its assets in securities, and in connection therewith, without limiting the foregoing, to hold part or all of its assets (a) in cash and/or (b) in shares of or beneficial interests in another corporation known in the investment company industry as a master fund in a master/feeder structure, which corporation holds securities and other assets for investment purposes (the “Master Fund”).”

          SECOND:    The charter of the Corporation is hereby further amended by adding the following provision as Article III, Section (5), and renumbering Article III, Section (5) thereof as Article III, Section (6):

          “(5) To transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund, in exchange for shares of or beneficial interests in the Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended (all without the vote or consent of the stockholders of the Corporation), and all such actions, regardless of the frequency with which they are pursued, shall be deemed in furtherance of the ordinary, usual and customary business of the Corporation.”

          THIRD:    The charter of the Corporation is hereby further amended by deleting Article V, Section (4) in its entirety and inserting the following in lieu thereof:

          “(4) Unless otherwise expressly provided in the charter of the Corporation, including those matters set forth in Article III, Sections (2), (4) and (5) hereof and including any Articles Supplementary creating any class or series of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share standing in such holder’s name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act of 1940, as amended, and in effect from time to time, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes or series, then, subject to paragraph (c) below, the shares of all other classes and series not entitled to a separate class vote shall vote as a single class, (c) as to any matter which does not affect the interest of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the affected classes and series, if any, shall be entitled to vote and (d) the shares of capital stock of the Corporation shall have no voting rights in connection with the transfer of all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares of or beneficial interests in such Master Fund or for such other consideration as permitted by Maryland General Corporation Law and the Investment Company Act of 1940, as amended.”

          FOURTH:    The charter of the Corporation is hereby further amended by adding the following provision as Article VI, Section (7):

           “(7) Notwithstanding any other provision of these Articles of Incorporation or the By-Laws of the Corporation, or the General Laws of the State of Maryland, the transfer of all or substantially all of the assets of the Corporation (or the assets of any series thereof) to the Master Fund shall be deemed to be in the ordinary course of business of the Corporation, and the Board of Directors of the Corporation is vested with the sole power, to the exclusion of the stockholders, upon the affirmative vote of the majority of the entire Board of Directors, to transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares of or beneficial interests in such Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended.”

          FIFTH:    These Articles of Amendment have been advised by a majority of the entire Board of Directors of the Corporation and approved by a majority of the votes entitled to be cast by holders of the capital stock of the Corporation.

          SIXTH:    The authorized capital stock of the Corporation has not been increased by these Articles of Amendment.

          SEVENTH:    Except as amended hereby, the Corporation’s charter shall remain in full force and effect.

          IN WITNESS WHEREOF, MERRILL LYNCH WORLD INCOME FUND, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its Vice President and attested by its Secretary on the          day of              , 200  .

Merrill Lynch World Income Fund, Inc.

By:

Attest:

Secretary

          THE UNDERSIGNED, Vice President of Merrill Lynch World Income Fund, Inc., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

Vice President

OPEN-END FUNDS

MASSACHUSETTS BUSINESS TRUSTS

[Name of Fund]

CERTIFICATION OF AMENDMENT TO DECLARATION OF TRUST

          The undersigned, constituting at least a majority of the Trustees of [Name of Fund] (the “Trust”), a business trust organized under the laws of Massachusetts, pursuant to the Declaration of Trust of the Trust dated the                  day of                      ,             , as amended (the “Declaration”), do hereby certify that the Trustees of the Trust have duly adopted the following amendment, as approved by the holders of at least [two-thirds] [a majority] of the outstanding shares of the Trust, to the Declaration:

          VOTED:    That Section 3.2 of Article III of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

3.2. Investments. The Trustees shall have power, subject to the Fundamental Policies, to:

(a)	conduct, operate and carry on the business of an investment company;

        (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of negotiable or nonnegotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, options, futures contracts, options on futures contracts and other investments, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government or its agencies or instrumentalities, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States and, to the extent provided in the Prospectus and not prohibited by the Fundamental Policies, organized under foreign laws; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which [the Trust] [any Series of the Trust] may invest should the investment policies set forth in the Prospectus or the Fundamental Policies be amended.

        (c) The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

        (d) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of the Trust Property and invest the proceeds of such sales, in one or more investment companies to the extent not prohibited by the 1940 Act and any exemptive orders granted under the 1940 Act.

           IN WITNESS WHEREOF, the undersigned have executed this Amendment this      day of                  , 200 .

[Name] [Name] [Name] [Name]	[Name] [Name] [Name] [Name]

          The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name “[Name of Fund]” refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

MERRILL LYNCH INVESTMENT MANAGERS
4800 DEER LAKE DRIVE EAST
JACKSONVILLE, FLORIDA 32246-6484

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-890-6903.
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To vote by internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

PROXY

This proxy is solicited on behalf of the Board of
Directors/Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each of them with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock or shares of beneficial interest, held of record by the undersigned on October 30, 2000 at the Annual Meeting of Shareholders to be held on December 21, 2000 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, AND 3.

By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
MLINVM KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote On Directors/Trustees of each Fund

		For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
1.	01) James H. Bodurtha, 02) Terry K. Glenn, 03) Herbert I. London, 04) Joseph L. May, 05) André F. Perold and 06) Roberta Cooper Ramo
				

Vote On Proposals				For	Against	Abstain

2.	To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund.					

3.	To consider and act upon a proposal to amend the Fund's charter to permit the Board of the Fund to reorganize the Fund into a master/feeder structure.					

4.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date